Fees Summary	Aug. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 575,000,068
Previously Paid Amount	0
Total Fee Amount	88,032.51
Total Offset Amount	0
Net Fee	$ 88,032.51